Exhibit 99
Joint Filer Information

Date of Event Requiring Statement:	May 2, 2012

Issuer Name and Ticker or Trading Symbol:	Booz Allen Hamilton Holding Corporation [BAH]

Designated Filer:	Carlyle Group Management L.L.C.

Other Joint Filers:	The Carlyle Group, L.P. Carlyle Holdings I GP Inc. Carlyle Holdings I GP Sub L.L.C. Carlyle Holdings I L.P. TC Group, L.L.C. TC Group Sub L.P. TC Group V Managing GP, L.L.C.

Addresses:	The address of each of the reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.
Signatures:
Dated: May 8, 2012

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P. By: Carlyle Group Management L.L.C., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP INC.

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP SUB L.L.C. By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I L.P. By: Carlyle Holdings I GP Sub L.L.C., its general partner By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP, L.L.C. By: Carlyle Holdings I L.P., its managing member By: Carlyle Holdings I GP Sub L.L.C., its general partner By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP SUB L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP V MANAGING GP, L.L.C.
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ R. Rainey Hoffman, attorney-in-fact

Name:	Daniel D’Aniello
Title:	Chairman